                                                                      EXHIBIT 10

                               ASCENT ENERGY INC.
                            2002 STOCK INCENTIVE PLAN


         1. Purpose. The purpose of the Ascent Energy Inc. 2002 Stock Incentive Plan (the "Plan") is to enhance the ability of Ascent Energy Inc. (the "Company") and its Subsidiaries to attract and retain officers, employees, directors and consultants of outstanding ability and to provide selected officers, employees, directors and consultants with an interest in the Company parallel to that of the Company's shareholders. The term "Company" as used in this Plan with reference to employment shall include the Company and its Subsidiaries, as appropriate.

         2. Definitions.

                  (a) "Award" shall mean an award determined in accordance with the terms of the Plan.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Cause" shall mean (i) if a Participant is party to an employment agreement or similar agreement with the Company and such agreement includes a definition of Cause, the definition contained therein or (ii) if no such employment or similar agreement exists, it shall mean (A) the Participant's failure to perform the duties reasonably assigned to him or her by the Company,
(B) a good faith finding by the Company of the Participant's dishonesty, gross negligence or misconduct, (C) a material breach by the Participant of any written Company employment policies or rules or (D) the Participant's conviction for, or his or her plea of guilty or nolo contendere to, a felony or for any other crime which involves fraud, dishonesty or moral turpitude.

                  (d) "Change in Control" of the Company means the occurrence of one of the following events:

                  (i) individuals who, on the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director;

                  (ii) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the Effective Date, a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the

Company representing 35% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that an event described in this paragraph (ii) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) the Company or any majority-owned subsidiary (provided, that this exclusion applies solely to the ownership levels of the Company or the majority-owned subsidiary), (B) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned subsidiary, (C) any underwriter temporarily holding securities pursuant to an offering of such securities, (D) any shareholder of record as of January 1, 2002, that owns five per cent (5%) or more of the Company's Voting Securities or (E) any person pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii));

                  (iii) the consummation of a merger, consolidation, statutory share exchange, reorganization, sale or disposition of all or substantially all the assets of the Company, or similar form of corporate transaction involving the Company or any of its Subsidiaries (a "Business Combination"), unless immediately following such Business Combination: (A) 50% or more of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

                  (iv) stockholder approval of a liquidation or dissolution of the Company, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Company's shareholders in substantially the same proportions as such shareholders owned the Company's outstanding voting common equity interests immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Company under this Plan.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by the Company such person becomes the beneficial owner of Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" shall mean a committee of at least two members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of Section 162(m) of the Code; provided, however, that, to the extent Awards are not intended to be "performance based" under
Section 162(m) of the Code, the Committee members are not required to qualify as "outside directors"; and further provided, to the extent that the Company is not subject to the Exchange Act, or the persons to whom Awards are granted are not "insiders" under the Exchange Act, Committee members are not required to be "non-employee directors."

                  (g) "Common Stock" shall mean the common stock of the Company.

                  (h) "Continuous Service" means service of a Participant as an employee, director or consultant with the Company or a Subsidiary that has not been interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an employee, director or consultant or a change in the entity for which the Participant renders such service; provided, that, there is no interruption or termination of the Participant's Continuous Service other than an approved leave of absence. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted.

                  (i) "Disability" shall have the same meaning as provided in any long-term disability plan maintained by the Company or any Subsidiary in which a Participant then participates (the "LTD Plans"); provided, that, if no such plan exists, it shall have the meaning set forth in Section 22(e)(3) of the Code.

                  (j) "Fair Market Value" per share as of a particular date shall mean, unless otherwise determined by the Board, the last reported sale price (on the day immediately preceding such date) of the Common Stock on the New York Stock Exchange (or any other exchange or national market system upon which price quotations for the Company's Common Stock is regularly available); provided, however, that if the Common Stock is not publicly traded, Fair Market Value shall mean, as of any date, the Fair Market Value on such date as determined in good faith by the Board in its sole discretion.

                  (k) "Immediate Family Member" shall mean, except as otherwise determined by the Committee, a Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings, in-laws and persons related by reason of legal adoption.

                  (l) "Incentive Stock Option" shall mean a stock option which is intended to meet the requirements of Section 422 of the Code.

                  (m) "Nonqualified Stock Option" shall mean a stock option which is not intended to be an Incentive Stock Option.

                  (n) "Option" shall mean either an Incentive Stock Option or a Nonqualified Stock Option.

                  (o) "Participant" shall mean an officer, employee, director or consultant of the Company or its Subsidiaries who is selected to participate in the Plan in accordance with Section 5.

                  (p) "Restricted Period" shall mean the period for which restrictions are in effect on shares of Restricted Stock or other restricted Awards pursuant to Section 8 hereof and as set forth in the applicable Agreement.

                  (q) "Restricted Stock" shall mean shares of Common Stock that are subject to restrictions as set forth in Section 8 hereof.

                  (r) "Subsidiary" shall mean any subsidiary of the Company selected by the Board; provided, that, with respect to Incentive Stock Options, it shall mean any subsidiary of the Company that is a corporation and which at the time qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

                  (s) "Ten-Percent Shareholder" shall mean an individual who is an employee who owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and its Subsidiaries.

         3. Shares Subject to the Plan. Subject to adjustment in accordance with
Section 15, the total number of shares of Common Stock which shall be available for the grant of Awards under the Plan shall not exceed 1,500,000 shares of Common Stock, all of which may be granted pursuant to Options; provided, that, for purposes of this limitation, any Common Stock subject to an Option which is canceled or expired without exercise shall again become available for Award under the Plan. Any shares forfeited in accordance with the provisions of the Plan and the terms and conditions of the applicable Award, shall again be available for subsequent Awards under the Plan. In addition, any shares of Common Stock tendered and/or withheld for the payment of all or a part of an Award or any applicable withholding taxes shall again become available for the grant of an Award under the Plan other than for the grant of Incentive Stock Options. Subject to adjustment in accordance with Section 15, no employee shall be granted, during any calendar year, Options to purchase more than 500,000 shares of Common Stock. Subject to adjustment in accordance with Section 15, no Participant shall be granted an award of restricted stock on more than 500,000 shares of Common Stock in any calendar year. Common Stock available for issue or distribution under the Plan shall be authorized and unissued shares or shares reacquired by the Company in any manner.

         4. Administration.

                  (a) The Plan shall be administered by the Committee. All references to the Committee hereinafter shall mean the Board if no such Committee has been appointed.

                  (b) The Committee shall (i) approve the selection of Participants, (ii) determine the type of Awards to be made to Participants,
(iii) determine the number of shares of Common Stock subject to Awards, (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award) and
(v) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect.

                  (c) Any action of the Committee shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries and shareholders, Participants and persons claiming rights from or through a Participant.

                  (d) The Committee may delegate to officers or employees of the Company or any Subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Award agreements.

                  (e) Members of the Committee and any officer or employee of the Company or any Subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

         5. Eligibility. Individuals eligible to receive Awards under the Plan shall be the offices, employees, directors and consultants of the Company and its Subsidiaries selected by the Committee; provided, that, only -------- ---- employees of the Company and its Subsidiaries may be granted Incentive Stock Options.

         6. Awards. Awards under the Plan may consist of Options, Restricted Stock, Restricted Stock units or other Awards based on the value of the Common Stock. Incentive Stock Options may only be granted to employees of the Company and its Subsidiaries. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

         7. Options. Options may be granted under the Plan in such form as the Committee may from time to time approve pursuant to terms set forth in an Option agreement.

                  (a) Types of Options. Each Option agreement shall state whether or not the Option will be treated as an Incentive Stock Option or Nonqualified Stock Option.

                  (b) Option Price. The purchase price per share of the Common Stock purchasable under an Option shall be determined by the Committee; provided, however, the exercise price for Incentive Stock Options will be not less than 100% of the Fair Market Value of the Common Stock on the date of the grant, and in the case of Incentive Stock Options granted to a Ten-Percent Shareholder, the price per share specified in the agreement relating to such Option shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant.

                  (c) Option Period. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable after the expiration of ten
(10) years from the date the Option is granted; provided, that, in the case of Incentive Stock Options granted to a Ten-Percent Shareholder, the term of such Option shall not exceed five (5) years from the date of grant.

                  (d) Exercisability. Each Option shall vest and become exercisable at a rate determined by the Committee on the date of grant.

                  (e) Method of Exercise. Options may be exercised, in whole or in part, by giving notice of exercise to the Company (in the form required by the Company), specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by the payment in full of the Option exercise price. The exercise price of the Option may be paid by (i) cash, certified check or bank check, (ii) surrender of common stock held by the Optionee for at least six (6) months prior to exercise (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes) or the attestation of ownership of such shares, in either case, if so permitted by the Company, (iii) if established by the Company, through a "same day sale" commitment from optionee and a broker-dealer selected by the Company that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased sufficient to pay for the total exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the total exercise price directly to the Company, (iv) through additional methods prescribed by the Committee, including, without limitation, loans, installment payments and/or guarantees, all under such terms and conditions as deemed appropriate by the Committee in its discretion, or (v) by any combination of the foregoing, and, in all instances, to the extent permitted by applicable law. A Participant's subsequent transfer or disposition of any Common Stock acquired upon exercise of an Option shall be subject to any Federal and state laws then applicable, specifically securities law, and the terms and conditions of this Plan.

                  (f) Effect of a Termination of Continuous Service. The agreement evidencing the grant of each Option shall set forth the terms and conditions applicable to such Option or upon a termination or change in the status of the Continuous Service of the Participant by the Company or Subsidiary.

                  (g) Incentive Stock Options. An Option shall be treated as an Incentive Stock Option only to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Common Stock with respect to which all Incentive Stock Options held by such Participant (under the Plan and all other plans of the

Company and its "parent corporation" (as such term is defined in Section 424(e) of the Code) or Subsidiaries), become exercisable for the first time during any calendar year does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. To the extent this limitation is exceeded, an Option shall be treated as a Nonqualified Stock Option regardless of its designation as an Incentive Stock Option. Upon the sale or other disposition of shares acquired pursuant to the exercise of an Incentive Stock Option (other than a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in Section 422(c)(3) of the
Code) prior to the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the shares were acquired, the Participant shall notify the Company and make appropriate arrangements with the Company for any taxes which the Company is obligated to collect (if any) in connection with any disposition of shares acquired pursuant to the exercise of an Incentive Stock Option, including any Federal, state or local withholding taxes.

         8. Restricted Stock and Restricted Stock Units. The Committee may from time to time award Restricted Stock under the Plan to Eligible Individuals. Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period (the "Restricted Period") as the Committee shall determine. The Committee may define the Restricted Period in terms of the passage of time or in any other manner it deems appropriate. The Committee may alter or waive at any time any term or condition of Restricted Stock that is not mandatory under the Plan.

                  (a) Terms of Restricted Stock Agreements. All Awards of Restricted Stock shall be evidenced by an agreement that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Agreement within the time period established by the Committee. If the executed Restricted Stock Agreement is not returned to the Company (along with full payment if any payment is required) within the time period established by the Committee, then the Award offer shall terminate, unless otherwise determined by the Committee.

                  (b) Termination of Continuous Service. Unless otherwise determined by the Committee, upon termination of a Participant's Continuous Service for any reason prior to the end of the Restricted Period, the Restricted Stock shall be forfeited and the Participant shall have no right with respect to the Award.

                  (c) Rights of Shareholder. Except as restricted under the terms of the Plan and any Agreement, any Participant awarded Restricted Stock shall have all the rights of a shareholder.

                  (d) Share Certificate. If a share certificate is issued in respect of Restricted Stock, the certificate shall be registered in the name of the Participant, but shall be held by the Company for the account of the Participant until the end of the Restricted Period.

                  (e) Other Restricted Awards. The Committee may also award Restricted Stock in the form of Restricted Stock units having a value equal to an identical number of shares of Common Stock. Payment of Restricted Stock units shall be made in shares of Common Stock or in cash or in a combination thereof (based upon the Fair Market Value of the Common Stock on the day the Restricted Period expires), all as determined by the Committee in its sole discretion.

         9. Other Awards. Subject to such performance and employment conditions as the Committee may determine, awards of Common Stock or awards based on the value of the Common Stock may be granted either alone or in addition to other Awards granted under the Plan. Any Awards under this Section 9 and any Common Stock covered by any such Award may be forfeited to the extent so provided in the Award agreement, as determined by the Committee. Payment of Common Stock awards made under this Section 12 which are based on the value of Common Stock may be made in Common Stock or in cash or in a combination thereof (based upon the Fair Market Value of the Common Stock on the date of payment), all as determined by the Committee in its sole discretion.

         10. Special Provisions.

                  (a) Change in Control. Upon the occurrence of a Change in Control, all Options shall automatically become vested and exercisable in full and all restrictions on any restricted Common Stock, restricted Common Stock units, or other Awards granted hereunder shall automatically lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

                  (b) Forfeiture. Notwithstanding anything in the Plan to the contrary and unless otherwise specifically provided in an Award agreement, in the event of a serious breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or any Subsidiary, the Committee may (i) cancel any outstanding Award granted to such Participant or former Participant, in whole or in part, whether or not vested, and/or (ii) if such conduct or activity occurs within one
(1) year following the exercise or payment of an Award, require such Participant or former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in shares of Common Stock or cash or a combination thereof (based upon the Fair Market Value of the shares of Common Stock on the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or any Subsidiary to the Participant or former Participant if necessary to satisfy the repayment obligation. The determination of whether a Participant or former Participant has engaged in a serious breach of conduct or any activity in competition with any of the businesses of the Company or any Subsidiary shall be determined by the Committee in good faith and in its sole discretion.

         11. Withholding. Upon (a) disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted pursuant to the Plan within two years of the grant of the Incentive Stock Option or within one year after exercise of the Incentive Stock Option, or (b) exercise of a Nonqualified Stock Option (or an Incentive Stock Option treated as a Nonqualified Stock Option), or payment of any other Award under the Plan, or (c) under any other circumstances determined by the Committee in its sole discretion, the Company shall have the right to require any Participant, and such Participant by accepting the Awards granted under the Plan agrees, to pay to the Company the amount of any taxes which the Company shall be required to withhold with respect thereto. In the event of clauses (a), (b) or (c), with the consent of the Committee, at its sole discretion, such Participant may elect to pay to the Company an amount equal to the amount of the taxes which the Company shall be required to withhold by delivering to the Company shares of Common Stock having a Fair Market Value equal to the amount of the withholding tax obligation as determined by the Company; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law. Such shares so delivered to satisfy the minimum withholding obligation may be either shares withheld by the Company upon the exercise of the Option or other shares. At the Committee's sole discretion, a Participant may elect to have additional taxes withheld and satisfy such withholding with cash or shares of Common Stock held for at least six (6) months prior to exercise, if, in the opinion of the Company's outside accountants, doing so, would not result in a charge against earnings. In addition, at the Committee's sole discretion, a Participant may satisfy such withholding obligation by executing a promissory note fully secured by the Common Stock.

         12. Nontransferability, Beneficiaries. Unless otherwise determined by the Committee with respect to the transferability of Nonqualified Stock Options by a Participant to his or her Immediate Family Members (or to trusts or partnerships or limited liability companies established for such family members), no Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Options shall be exercisable, during the Participant's lifetime, only by the Participant (or by the Participant's legal representatives in the event of the Participant's incapacity). Each Participant may designate a beneficiary to exercise any Option held by the Participant at the time of the Participant's death or to be assigned any other Award outstanding at the time of the Participant's death. If no beneficiary has been named by a deceased Participant, any Award held by the Participant at the time of death shall be transferred as provided in his or her will or by the laws of descent and distribution. Except in the case of the holder's incapacity, an Option may only be exercised by the holder thereof.

         13. No Right to Continuous Service. Nothing contained in the Plan or in any Award under the Plan shall confer upon any Participant any right with respect to the continuation of service with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or its Subsidiaries to terminate his or her Continuous Service at any time. Nothing contained in the Plan shall confer upon any Participant or other person any claim or right to any Award under the Plan.

         14. Governmental Compliance. Each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         15. Adjustments; Corporate Events.

                  (a) In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an "Event"), and in the Committee's opinion, such event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee shall, in such manner as it may deem equitable, including, without limitation, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award. The Committee determination under this
Section 15(a) shall be final, binding and conclusive.

                  (b) Upon the occurrence of an Event in which outstanding Awards are not to be assumed or otherwise continued following such an Event, the Committee may, in its discretion, terminate any outstanding Award without a Participant's consent and (i) provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Committee in its sole discretion and/or (ii) provide that such Award shall be exercisable (whether or not vested) as to all shares covered thereby for at least thirty (30) days prior to such Event.

                  (c) The existence of the Plan, the Award agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         16. Award Agreement. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.

         17. Amendment. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (a) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and (b) except as provided in
Section 15, no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted, without such Participant's written consent.

         18. General Provisions.

                  (a) The Committee may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

                  (b) All certificates for Common Stock delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of Common Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

                  (c) As long as the Company is subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this
Section 18(c), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

                  (d) Except as otherwise provided by the Committee in the applicable Award agreement, a Participant shall have no rights as a shareholder with respect to any shares of Common Stocks subject to an Award until a certificate or certificates evidencing shares of Common Stock shall have been issued to the Participant and, subject to Section 15, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which Participant shall become the holder of record thereof.

                  (e) The law of the State of Texas shall apply to all Awards and interpretations under the Plan regardless of the effect of such state's conflict of laws principles.

                  (f) Where the context requires, words in any gender shall include any other gender.

                  (g) Headings of Sections are inserted for convenience and reference; they do not constitute any part of this plan.

         19. Expiration of the Plan. Subject to earlier termination pursuant to
Section 17, the Plan shall have a term of 10 years from its Effective Date.

         20. Effective Date; Approval of Shareholders. The Plan is effective as of the date it is approved by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Texas within twelve (12) months of the approval of the Plan by the Board (the "Effective Date").